SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2020

Booking Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 299-8000

N/A

(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	The NASDAQ Stock Market LLC
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Notes

On April 13, 2020, Booking Holdings Inc. (the “Company”) executed three Officers’ Certificates (the “Officers’ Certificates”), in accordance with Sections 2.02 and 10.04 of the Indenture dated August 8, 2017 (the “Base Indenture” and, together with the Officers’ Certificates, the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in connection with the sale of $1,000,000,000 aggregate principal amount of the Company’s 4.100% Senior Notes due 2025 (the “2025 Notes”), $750,000,000 aggregate principal amount of the Company’s 4.500% Senior Notes due 2027 (the “2027 Notes”) and $1,500,000,000 aggregate principal amount of the Company’s 4.625% Senior Notes due 2030 (the “2030 Notes” and, together with the 2025 Notes and the 2027 Notes, the “Senior Notes”).  The 2025 Notes will mature on April 13, 2025, unless earlier redeemed or repurchased, the 2027 Notes will mature on April 13, 2027, unless earlier redeemed or repurchased, and the 2030 Notes will mature on April 13, 2030, unless earlier redeemed or repurchased.  The Senior Notes are the Company’s general senior unsecured obligations and rank equally with the Company’s other senior unsecured obligations.

The Company will pay interest on the 2025 Notes at an annual rate of 4.100% payable on April 13 and October 13 of each year, beginning on October 13, 2020, will pay interest on the 2027 Notes at an annual rate of 4.500% payable on April 13 and October 13 of each year, beginning on October 13, 2020, and will pay interest on the 2030 Notes at an annual rate of 4.625% payable on April 13 and October 13 of each year, beginning on October 13, 2020.

Prior to March 13, 2025, the date that is one month prior to the maturity date of the 2025 Notes (the “2025 Notes Par Call Date”), the Company may redeem some or all of the 2025 Notes at a redemption price equal to the greater of the following amounts plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date: (1) 100% of the aggregate principal amount of the 2025 Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Notes to be redeemed that would be due if such 2025 Notes matured on the 2025 Notes Par Call Date, not including any portion of the payments of interest accrued to the date of redemption, discounted to such redemption date on a semi-annual basis at the Adjusted Treasury Rate (as defined in the Officers’ Certificate relating to the 2025 Notes), plus 50 basis points.  The Company may also redeem some or all of the 2025 Notes on or after the 2025 Notes Par Call Date at 100% of the principal amount of the 2025 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Prior to February 13, 2027, the date that is two months prior to the maturity date of the 2027 Notes (the “2027 Notes Par Call Date”), the Company may redeem some or all of the 2027 Notes at a redemption price equal to the greater of the following amounts plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date: (1) 100% of the aggregate principal amount of the 2027 Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Notes to be redeemed that would be due if such 2027 Notes matured on the 2027 Notes Par Call Date, not including any portion of the payments of interest accrued to the date of redemption, discounted to such redemption date on a semi-annual basis at the Adjusted Treasury Rate (as defined in the Officers’ Certificate relating to the 2027 Notes), plus 50 basis points.  The Company may also redeem some or all of the 2027 Notes on or after the 2027 Notes Par Call Date at 100% of the principal amount of the 2027 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Prior to January 13, 2030, the date that is three months prior to the maturity date of the 2030 Notes (the “2030 Notes Par Call Date”), the Company may redeem some or all of the 2030 Notes at a redemption price equal to the greater of the following amounts plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date: (1) 100% of the aggregate principal amount of the 2030 Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2030 Notes to be redeemed that would be due if such 2030 Notes matured on the 2030 Notes Par Call Date, not including any portion of the payments of interest accrued to the date of redemption, discounted to such redemption date on a semi-annual basis at the Adjusted Treasury Rate (as defined in the Officers’ Certificate relating to the 2030 Notes), plus 50 basis points.  The Company may also redeem some or all of the 2030 Notes on or after the 2030 Notes Par Call Date at 100% of the principal amount of the 2030 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture contains customary events of default with respect to the Senior Notes, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of certain other indebtedness and certain events of bankruptcy and insolvency.  Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Senior Notes.  If any other event of default under the Indenture occurs and is continuing with respect to a series of Senior Notes, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes of such series may declare the acceleration of the amounts due under the Senior Notes of such series.

The foregoing description of the Senior Notes is qualified in its entirety by reference to the full text of the Base Indenture, which was previously filed as Exhibit 4.1 to the Company’s shelf registration statement on Form S-3 (Registration File No. 219800) (the “Registration Statement”), the Form of 2025 Note, which is filed as Exhibit 4.1 hereto, the Form of 2027 Note, which is filed as Exhibit 4.2 hereto, the Form of 2030 Note, which is filed as Exhibit 4.3 hereto, the Officers’ Certificate relating to the 2025 Notes, which is filed as Exhibit 4.5 hereto, the Officers’ Certificate relating to the 2027 Notes, which is filed as Exhibit 4.6 hereto, and the Officers’ Certificate relating to the 2030 Notes, which is filed as Exhibit 4.7 hereto, each of which is incorporated herein by reference.

Convertible Senior Notes

On April 14, 2020, the Company executed an indenture (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in connection with the sale of $862,500,000 aggregate principal amount of the Company’s 0.750% Convertible Senior Notes due 2025 (the “Convertible Notes”) in a private placement in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering, for resale by the initial purchasers to persons whom the initial purchasers believe are “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Convertible Notes will mature on May 1, 2025, unless earlier repurchased or converted.  The Convertible Notes are the Company’s general senior unsecured obligations and rank equally with the Company’s other senior unsecured obligations.

The Company will pay interest on the Convertible Notes at an annual rate of 0.750% payable on May 1 and November 1 of each year, beginning on November 1, 2020.  In certain circumstances set forth in the Indenture, the Convertible Notes may be converted into cash up to their principal amount, and into shares of the Company’s common stock or cash at the Company’s election for the conversion value above the principal amount based on an initial conversion rate of 0.5301 shares of common stock per $1,000 principal amount of the Convertible Notes (which is equal to a conversion price of approximately $1,886.44 per share of common stock, representing a conversion premium of approximately 37.5% based on the closing price of $1,372.06 per share of common stock on April 8, 2020), subject to adjustment as provided in the Indenture.

Holders of the Convertible Notes may convert all or a portion of their Convertible Notes at their option only in the following circumstances:

•	during any calendar quarter commencing after the calendar quarter ending on June 30, 2020, if the last reported sale price per share of the Company’s common stock exceeds 130% of the conversion price for each of at least 20 trading days during the 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter;

•	during the five consecutive business days immediately after any five consecutive trading day period (such five consecutive trading day period, the “measurement period”) in which the trading price per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price per share of the Company’s common stock on such trading day and the conversion rate on such trading day;

•	upon the occurrence of certain corporate events or distributions on the Company’s common stock, as described in the Indenture; and

•	at any time from, and including, November 1, 2024 until the close of business on the second scheduled trading day immediately before the maturity date.

If a “Make-Whole Fundamental Change” (as defined in the Indenture) occurs, the Company will in certain circumstances increase the conversion rate for a specified period of time.

The Company may not redeem the Convertible Notes at its option prior to maturity.

The Indenture contains customary events of default with respect to the Convertible Notes, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of certain other indebtedness and certain events of bankruptcy and insolvency.  Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Convertible Notes.  If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Convertible Notes may declare the acceleration of the amounts due under the Convertible Notes.

The foregoing description of the Indenture and the Convertible Notes is qualified in its entirety by reference to the full text of the Indenture, which is included as Exhibit 4.8 to this report, and the Form of Convertible Note, which included as Exhibit 4.4 to this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth under Item 1.01 of this Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under the heading “Convertible Senior Notes” in Item 1.01 of this Report is incorporated herein by reference.

Item 8.01 Other Events.

On April 8, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule II thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $3,250,000,000 aggregate principal amount of Senior Notes in a registered public offering (the “Offering”).  The Offering was consummated pursuant to the Company’s Registration Statement.  For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Opinion of Cravath, Swaine & Moore LLP with respect to the validity of the Senior Notes is filed as Exhibit 5.1 hereto, and is incorporated herein by reference.

This Current Report on Form 8-K and the exhibits hereto are incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1*	Underwriting Agreement, dated April 8, 2020, among Booking Holdings Inc. and BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule II thereto.
4.1	Form of 4.100% Senior Note due 2025.
4.2	Form of 4.500% Senior Note due 2027.
4.3	Form of 4.625% Senior Note due 2030.
4.4	Form of 0.750% Convertible Senior Note due 2025.
4.5*	Officers’ Certificate, dated April 13, 2020, with respect to the 4.100% Senior Notes due 2025 issued pursuant to the Base Indenture.
4.6*	Officers’ Certificate, dated April 13, 2020, with respect to the 4.500% Senior Notes due 2027 issued pursuant to the Base Indenture.
4.7*	Officers’ Certificate, dated April 13, 2020, with respect to the 4.625% Senior Notes due 2030 issued pursuant to the Base Indenture.
4.8*	Indenture, dated as of April 14, 2020, between Booking Holdings Inc. and U.S. Bank National Association, as trustee, relating to the 0.75% Convertible Senior Notes due 2025 of Booking Holdings Inc.
5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Senior Notes.
23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1 to this Current Report).
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

*Schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules or similar attachments upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

	By:	/s/ Peter J. Millones
		Name:	Peter J. Millones
		Title:	Executive Vice President and General Counsel
Date: April 14, 2020